                                                                    EXHIBIT 10.9















                            BAY AREA MULTIMEDIA, INC.


                            INVESTOR RIGHTS AGREEMENT


                                  May 17, 2000

                                TABLE OF CONTENTS




SECTION 1  Restrictions on Transferability;  Registration Rights 1
        1.1. Certain Definitions.............................................................1
        1.2. Restrictions....................................................................3
        1.3. Restrictive Legend..............................................................3
        1.4. Consent.........................................................................4
        1.5. Notice of Proposed Transfers....................................................4
        1.6. Requested Registration..........................................................4
        1.7. Company Registration............................................................6
        1.8. Registration on Form S 3........................................................7
        1.9. Limitations on Subsequent Registration Rights...................................8
        1.10. Expenses of Registration.......................................................8
        1.11. Registration Procedures........................................................9
        1.12. Indemnification...............................................................10
        1.13. Information by Holder.........................................................12
        1.14. Rule 144 Reporting............................................................12
        1.15. Transfer of Registration Rights...............................................12
        1.16. Standoff Agreement............................................................13
        1.17. Termination of Rights.........................................................13

SECTION 2  Affirmative Covenants of the Company.............................................13
        2.1. Financial Information..........................................................13
        2.2. Inspection.....................................................................14
        2.3. Assignment of Rights to Financial Information..................................14
        2.4. Termination of Covenants.......................................................14
        2.5. Right of First Offer...........................................................

SECTION 3  Miscellaneous....................................................................14
        3.1. Voting Agreement...............................................................14
        3.2. Assignment.....................................................................14
        3.3. Third Parties..................................................................15
        3.4. Additional Purchasers..........................................................15
        3.5. Amendment and Supersession of the Rights Agreement.............................15
        3.6. Governing Law..................................................................15
        3.7. Counterparts...................................................................15
        3.8. Notices........................................................................15
        3.9. Severability...................................................................16
        3.10. Amendment and Waiver..........................................................16
        3.11. Effect of Amendment or Waiver.................................................16
        3.12. Rights of Holders.............................................................
        3.13. Delays or Omissions...........................................................

EXHIBITS:  Exhibit A:  Schedule of Investors





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                            INVESTOR RIGHTS AGREEMENT


        THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of May 17, 2000, among Bay Area Multimedia, Inc., a California corporation
(the "Company"), and the individuals and entities listed on Exhibit A attached hereto (the "Investors" or individually the "Investor").


                                    RECITALS

        A. The Company is issuing up to 976,220 shares of Series A Preferred Stock and 164,530 shares of Common Stock to the purchasers of stock pursuant to a Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement").

        B. The Company desires to grant certain registration and information rights to the Shareholders (as defined below).

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:


                                   SECTION 1

                        Restrictions on Transferability;

                               Registration Rights

           1.1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                (b) "Conversion Shares" means the Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

                (c) "Common Stock" means Common Stock of the Company issued pursuant to the Stock Purchase Agreement.




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

                (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                (e) "Holder" shall mean any shareholder of the Company holding Registrable Securities and any person holding securities convertible into or exchangeable for Registrable Securities.

                (f) "Initiating Holders" shall mean any Holders holding, in the aggregate, at least 50% of the Conversion Shares.

                (g) "Preferred Stock" means the shares of Series A Preferred Stock issued pursuant to the Series A Agreement.

                (h) The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                (i) "Registrable Securities" means the Conversion Shares, the Common Stock and any Common Stock of the Company issued or issuable in respect of the Conversion Shares or Common Stock or other securities issued or issuable upon conversion of the Preferred Stock or upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Preferred Stock, the Conversion Shares or the Common Stock; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

                (j) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.6, 1.7 and 1.8 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                (k) "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

                (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.




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

                (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                (n) "Selling Expenses" shall mean all selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders (as limited by Section 1.10), but shall not include underwriting discounts and commissions.

                (o) "Shareholders" shall mean the Investors and any permitted transferees, collectively.

           1.2. Restrictions. The Restricted Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. The Investors will cause any proposed purchaser, assignee, transferee or pledgee of the Restricted Securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

           1.3. Restrictive Legend. Each certificate representing (i) the Preferred Stock, (ii) the Conversion Shares, (iii) the Common Stock, and (iv) any other securities issued in respect of the securities referenced in clauses
(i), (ii) and (iii) upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.5 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

           THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THESE CONDITIONS TO TRANSFER SHALL TERMINATE ON THE 180TH DAY FOLLOWING THE EFFECTIVE DATE OF THE COMPANY'S INITIAL PUBLIC OFFERING.




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

           1.4. Consent. The Investors and each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

           1.5. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 1. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The Company will not require such a legal opinion or "no action" letter in any transaction which counsel to the Company reasonably concludes is in compliance with Rule 144. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made to a person or entity not affiliated with the Company pursuant to Rule 144, the appropriate restrictive legend set forth in
Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

             1.6. Requested Registration.

                (a) Request for Registration. If the Company shall receive a written request from the Initiating Holders that the Company effect any registration, qualification or compliance with respect to all or any portion of the issued and issuable Registrable Securities and having an anticipated aggregate offering price of such registration, qualification or compliance, net of standard underwriting discounts, of not less than $5,000,000, the Company will:

                    (i) promptly give twenty (20) days prior written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue




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

sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.6:

                         (1) In any particular jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (2) Prior to the earlier of (a) six (6) months
following the effective date of the Initial Public Offering or (b) May 15, 2005;

                         (3) During the period starting with the date sixty (60)
days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith;

                         (4) After the Company has effected one (1) such
registrations pursuant to this subparagraph 1.6(a) and such registration has been declared or ordered effective; or

                         (5) If the Company shall furnish to such Holders a
certificate, signed by the President of the Company, stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.6 shall be deferred for a period not to exceed one hundred twenty (120) days from the date of receipt of written request from the Initiating Holders; provided, however, that the Company may not utilize this right more than once.

        Subject to the foregoing clauses (1) through (6), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                (b) Underwriting. In the event that a registration pursuant to
Section 1.6 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.6(a)(i). The right of any




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

Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.6(b) and the inclusion of such Holder's Registrable Securities in the underwriting, to the extent requested, to the extent provided herein.

        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Initiating Holders (which managing underwriter shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.6, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration.

           1.7. Company Registration.

                (a) Notice of Registration. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                    (i) promptly give to each Holder twenty (20) days prior written notice thereof; and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within fifteen (15) days after receipt of such written notice from the Company by any Holder, but only to the extent that such inclusion will not diminish the number of securities included by holders of the Company's securities who have demanded such registration.

                (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise


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
the Holders as a part of the written notice given pursuant to Section
1.7(a)(i). In such event, the right of any Holder to registration pursuant to
Section 1.7 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.7, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting (up to the exclusion of all Registrable Securities in the event of the Company's Initial Public Offering), on a pro rata basis based on the total number of securities (including, without limitation, Registrable Securities) entitled to registration pursuant to registration rights granted to the participating Holders by the Company; provided, however, that if such offering is not the initial offering of shares to the public, no such reduction may reduce the number of securities being sold by the Holders to less than twenty-five percent (25%) of the shares being sold in such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder or other holder to the nearest 100 shares. If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto. For any Holder that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.7 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

           1.8. Registration on Form S-3.

                (a) If any Initiating Holders request in writing that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form. The Company will (i) promptly give written notice of the proposed registration to all other Holders, and (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within thirty (30) days after receipt of such written notice from the Company.

                (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.8: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) during the period starting with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, a registration statement (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (iii) if the Company has effected a registration pursuant to this subsection 1.8 within the prior 12 months; (iv) if the anticipated aggregate offering price of such registration is less than $1,500,000; or (v) if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder or Holders.

           1.9. Limitations on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the consent of the holders of a majority of the then outstanding Registrable Securities, enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities which such new registration rights, including standoff obligations, are superior to the registration rights granted Holders hereunder.

           1.10. Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 1.6, 1.7 and 1.8 and the reasonable cost of one special legal counsel to represent all of the Holders together in any such registration shall be borne by the Company. If a registration proceeding is begun upon the request of Initiating Holders pursuant to Section 1.6, but such request is subsequently withdrawn, then the Holders of Registrable Securities to have been registered may either: (i) bear all Registration Expenses of such proceeding, pro rata on the basis of the number of shares to have been registered, in which case the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.6(a) of this Agreement; or (ii) require the Company to bear all Registration Expenses of such proceeding, in which case the Company shall be deemed to have effected a



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
registration pursuant to subparagraph 1.6(a) of this Agreement. Notwithstanding the foregoing, however, if at the time of the withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of said Registration Expenses. In such case, the Company shall be deemed not to have effected a registration pursuant to subparagraph 1.6(a) of this Agreement. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

           1.11. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                 (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed; and

                 (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                 (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                 (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

                 (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                 (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                 (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or market system on which similar securities issued by the Company are then listed.

                 (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                 (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

           1.12. Indemnification.

                 (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities law applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person and stated to be specifically for use therein.

                 (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the indemnity agreement contained in this Subsection 1.12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Subsection 1.12(b) in respect of any claim, loss, damage, liability or action, shall not exceed the net proceeds received by such Holder in the registered offering out of which such claim, loss, damage, liability or action arises.

                 (c) Each party entitled to indemnification under this Section
1.12 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.12. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

           1.13. Information from Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

           1.14. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                 (a) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act; and

                 (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).

                 (c) So long as Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effected date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the 1934 Act (at any time after it has become subject to the reporting requirements of the 1934 Act), a copy of the more recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the 1934 Act).

           1.15. Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 1.6, 1.7 and 1.8 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by a Holder; provided that (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) notice of such assignment is given to the Company, and (c) such transferee or assignee (i) is a wholly-owned subsidiary or constituent partner (including limited partners, retired partners, spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) of such Holder, or (ii) acquires from such Holder at least 500,000 shares of Common Stock, Preferred Stock, Conversion Shares or Registrable Securities (as appropriately adjusted for stock splits and the like), (d) if the proposed transferee is a competitor of the Company, the consent of the Company shall be required.

           1.16. Standoff Agreement. Each Holder agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for 180 days following the effective date of the registration statement for such offering; provided, however, that the Holders shall not be subject to such lockup unless the then current key employees, officers and directors of the Company who own stock of the Company shall also be bound by such restrictions.

           1.17. Termination of Registration Rights. The rights of any particular Holder to cause the Company to register securities under Sections 1.6, 1.7 and 1.8 shall terminate with respect to such Holder after the earlier of either (i) the fifth anniversary of the effective date of the Company's Initial Public Offering or (ii) such date when all remaining Registrable Securities held or entitled to be held by such Holder may be sold in reliance on Rule 144 promulgated under the Securities Act during any ninety day period.


                                   SECTION 2.

                      Affirmative Covenants of the Company

           The Company hereby covenants and agrees as follows:

           2.1 Financial Information. The Company will furnish the following reports:

                 (a) To each Investor, as soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, audited consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of national standing selected by the Company; and

                 (b) As soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited balance sheets of the Company and its subsidiaries, if any, as of the end of each such quarter, and consolidated statements of income and cash flows of the Company and its subsidiaries, if any, for each such quarter, all prepared in accordance with generally accepted accounting principles; and

                 (c) Furnish to such Investor as soon as practicable, and in any case within forty-five (45) days after the end of each calendar month (except the last month of the Company's fiscal year), monthly unaudited financial statements, including an unaudited Balance Sheet, an unaudited Statement of Income and an unaudited Statement of Cash Flows, together with a comparison to the Company's operating plan and budget and statements of the Chief Financial Officer of the Company explaining any significant differences in the statements from the Company's operating plan and budget for the month covered and stating that such statements fairly present the consolidated financial position and consolidated financial results of the Company for the month covered; and

                 (d) The Company shall also furnish to such Investor, within a reasonable time of its preparation, amendments to the annual budget, if any.

           2.2. Inspection. The Company shall permit an Investor holding at least 50,000 or more Registrable Shares, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

           2.3. Assignment of Rights to Financial Information. The rights granted pursuant to Section 2.1 may be assigned by an Investor to a third party who acquires at least 50,000 Registrable Shares (as adjusted for any stock splits, consolidations and the like) from such Investor and who is not a competitor, or affiliated in any manner with a competitor, of the Company, provided that the Company receives notice twenty (20) days prior to such assignment.

           2.4. Termination of Covenants. The covenants set forth in Sections
2.1 through 2.3 shall terminate on, and be of no further force or effect after, the closing of the Initial Public Offering.



                                    SECTION 3

                                 Miscellaneous

           3.1. Assignment. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

           3.2. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

           3.3. Additional Purchasers. Any additional purchasers of shares of the Company's Series A Preferred Stock allowed under the terms of the Stock Purchase Agreement shall become a party to this Agreement by signing a counterpart hereof, and shall thereupon be considered an Investor hereunder, and each party to this Agreement consents thereto. Any other person or entity shall become a party to this Agreement as an Investor, with the written consent of the Company and of Holders of a majority of the Registrable Securities, by signing a counterpart hereof and shall thereupon be considered an Investor hereunder and each party to this Agreement consents thereto. The Company shall promptly deliver to each party an amended list which includes the additional Investors.

           3.4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

           3.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           3.6. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, addressed to the other party at the address shown below or at such other address for which such party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.

               Company:           Bay Area Multimedia, Inc.
                                  333 West Santa Clara Street, Suite 950
                                  San Jose, California 95113
                                  Attn.: Raymond C. Musci

               With copy to:      Doty Sundheim & Gilmore
                                  260 Sheridan Avenue, Suite 200
                                  Palo Alto, CA 94306
                                  Attn:  George M. Sundheim, III

           3.7. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

           3.8. Amendment and Waiver. Any provision of this Agreement may be amended with the written consent of the Company and the Holders of more than (50%) of the issued and issuable Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders, or agree to accept alternatives to such performance, without obtaining the consent of any Holder. In the event that an underwriting agreement is entered into between the Company and any

Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

           3.9. Effect of Amendment or Waiver. The Holders and their successors and assigns acknowledge that by the operation of Section 3.10 hereof the Holders of more than fifty percent (50%) of the issued and issuable Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights or increase any or all obligations pursuant to this Agreement.

           3.10. Rights of Holders. Each Holder shall have the absolute right to exercise or refrain from exercising any right or rights that such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

           3.11. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



COMPANY:

BAY AREA MULTIMEDIA, INC.



By:  /s/ RAYMOND C. MUSCI
     ----------------------------------
     Raymond C. Musci, President

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.
                                                  ------------------------------
                                                  (Printed Name)

Address:
                                                  ------------------------------
------------------------------------              Signature(s)

------------------------------------
                                                  Date:              , 2000
------------------------------------                    -------------


If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the         FIMAS, L.P.
right and print your address below.               ------------------------------


Address:
------------------------------------              By: /s/ GM Sundheim III
                                                     ---------------------------
------------------------------------              Title: G.P.
                                                         -----------------------
------------------------------------              Date:     5/17     , 2000
                                                        -------------

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.                         Anthony R. Williams
                                                  ------------------------------
                                                  (Printed Name)
Address:
                                                  /s/ Anthony R. Williams
243 W 11th St.                                    ------------------------------
------------------------------------              Signature(s)
NY 10014
------------------------------------
                                                  Date:               , 2000
------------------------------------                   ---------------

If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the
right and print your address below.               ------------------------------


Address:

------------------------------------              By:
                                                     ---------------------------
------------------------------------              Title:
                                                        ------------------------
------------------------------------              Date:              , 2000
                                                       --------------

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.                         Kevin Bermeister
                                                  ------------------------------
                                                  (Printed Name)
Address:
                                                  /s/ Kevin Bermeister
6355 Topanga Canyon Blvd #120                     ------------------------------
------------------------------------              Signature(s)
Woodland Hills CA 91367
------------------------------------
                                                  Date:              , 2000
------------------------------------                   --------------


If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the
right and print your address below.               ------------------------------


Address:

------------------------------------              By:
                                                     ---------------------------
------------------------------------              Title:
                                                        ------------------------
------------------------------------              Date:              , 2000
                                                       --------------

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.                         Robert Holmes
                                                  ------------------------------
                                                  (Printed Name)
Address:
                                                  /s/ Robert Holmes
205 Asheroken Avenue                              ------------------------------
------------------------------------              Signature(s)
Northport, NY 11768-1120
------------------------------------
                                                  Date:              , 2000
------------------------------------                   --------------


If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the
right and print your address below.               ------------------------------


Address:

------------------------------------              By:
                                                     ---------------------------
------------------------------------              Title:
                                                        ------------------------
------------------------------------              Date:              , 2000
                                                       --------------

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.                         Raymond C. Musci
                                                  ------------------------------
                                                  (Printed Name)
Address:
                                                  /s/ Raymond C. Musci
20760 Monte Sunset Drive                          ------------------------------
------------------------------------              Signature(s)
San Jose, CA
------------------------------------
95120                                             Date:              , 2000
------------------------------------                   --------------


If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the
right and print your address below.               ------------------------------


Address:

------------------------------------              By:
                                                     ---------------------------
------------------------------------              Title:
                                                        ------------------------
------------------------------------              Date:              , 2000
                                                       --------------

              COUNTERPART SIGNATURE PAGE Bay Area Multimedia, Inc.
                            INVESTOR RIGHTS AGREEMENT



INVESTOR:
If the signatory is an individual, please
sign and print your name to the right and
print your address below.                         Mark Dyne
                                                  ------------------------------
                                                  (Printed Name)
Address:
                                                  /s/ Mark Dyne
                                                  ------------------------------
------------------------------------              Signature(s)

------------------------------------
                                                  Date:              , 2000
------------------------------------                   --------------


If the signatory is an organization, please       Name of Organization:
print the legal name of the organization
and have an authorized person sign to the
right and print your address below.               ------------------------------


Address:

------------------------------------              By:
                                                     ---------------------------
------------------------------------              Title:
                                                        ------------------------
------------------------------------              Date:              , 2000
                                                       --------------